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                                                                    EXHIBIT 23.7


                        [RYDER SCOTT COMPANY LETTERHEAD]


                   CONSENT OF INDEPENDENT PETROLEUM ENGINEERS

         We hereby consent to the incorporation by reference of our name in the Annual Report on Form 10-K of Seagull Energy Corporation and Subsidiaries (the "Company") for the year ended December 31, 1997 into the Company's Registration Statement on Form S-4, to which this consent is an exhibit.

         We hereby consent to the references to our firm under the heading "Experts" in the prospectus included in the Registration Statement.


                                        /s/  RYDER SCOTT COMPANY
                                             PETROLEUM ENGINEERS

                                             RYDER SCOTT COMPANY
                                             PETROLEUM ENGINEERS
Houston, Texas
December 10, 1998